Exhibit 10.1

EXECUTION VERSION

INCREMENTAL REVOLVING FACILITY AMENDMENT TO CREDIT AGREEMENT

This Incremental Revolving Facility Amendment to Credit Agreement (this “Amendment”) is entered into as of April 13, 2018 by and among Welbilt, Inc., a Delaware corporation (formerly known as Manitowoc Foodservice, Inc.) (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement (as defined below)) signatory hereto, JPMorgan Chase Bank, N.A., individually (“JPMorgan”) and as administrative agent (the “Administrative Agent”), and each of the entities identified as “Incremental Revolving Lenders” on the signature pages hereto (each, an “Incremental Revolving Lender” and, collectively, the “Incremental Revolving Lenders”).

RECITALS

WHEREAS, the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as defined in the Credit Agreement) are party to that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement; and

WHEREAS, it is intended that (a) the Borrower will obtain the Incremental Revolving Commitments (as defined below) in the form of an increase to the Revolving Commitments pursuant to Section 2.08(d) of the Credit Agreement and (b) the proceeds of any Borrowings under the Incremental Revolving Commitments will be used solely as permitted pursuant to Section 5.08(a) of the Credit Agreement;

WHEREAS, subject to the terms and conditions of the Credit Agreement (including Section 2.08(d) thereof), the Borrower has requested that (a) the Incremental Revolving Lenders provide additional Revolving Commitments in an aggregate principal amount of $50,000,000 (the “Revolving Commitment Increase”) and (b) the Credit Agreement be amended in the manner provided for herein; and

WHEREAS, the Incremental Revolving Lenders are willing to provide the Incremental Revolving Commitments to the Borrower on the Incremental Amendment Effective Date (as defined below), and the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.         Incremental Revolving Commitments; Reallocations.

(a)       Each Incremental Revolving Lender hereby agrees, severally and not jointly, to provide an Incremental Revolving Commitment to the Borrowers on the Incremental Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Incremental Revolving Lender’s name on Schedule I attached hereto (each, an “Incremental Revolving Commitment” and, collectively, the “Incremental Revolving Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein.  The Incremental Revolving Commitments shall be deemed to be “Revolving Commitments” as defined in the Credit Agreement (as amended hereby) for all purposes of the Credit Documents having terms and provisions identical to those applicable to the Revolving Commitments outstanding immediately prior to the Incremental Amendment Effective Date.

(b)       It is understood and agreed that (i) the Revolving Commitment Increase is being provided pursuant to the additional amount basket set forth in clause (ii) of Section 2.08(d) of the Credit Agreement and (ii) the effective date of the Revolving Commitment Increase shall be the Incremental Amendment Effective Date.

(c)       Each Incremental Revolving Lender (i) confirms that a copy of the Credit Agreement and the other applicable Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Incremental Revolving Commitment, have been made available to such Incremental Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, JPMorgan in its capacity as the lead arranger and bookrunner with respect to this Amendment, or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Credit Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Incremental Amendment Effective Date such Incremental Revolving Lender shall be a “Lender” and a “Revolving Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and a Revolving Lender thereunder.

(d)       Upon the effectiveness of the Revolving Commitment Increase pursuant hereto and Section 2.08(d) of the Credit Agreement, (i) each Incremental Revolving Lender (new or existing) shall be deemed to have accepted an assignment from the existing Revolving Lenders, and the existing Revolving Lenders shall be deemed to have made an assignment to each new or existing Revolving Lender accepting a new or increased Revolving Commitment in connection with the Revolving Commitment Increase, of an interest in each then outstanding Revolving Loan  (in each case, on the terms and conditions set forth in the Assignment and Assumption) and (ii) the Swingline Exposure and LC Exposure of the existing and new Revolving Lenders shall be automatically adjusted such that, after giving effect to such assignments and adjustments, all Revolving Credit Exposure under the Credit Agreement is held ratably by the Revolving Lenders in proportion to their respective Revolving Commitments.  Assignments pursuant to the preceding sentence shall be made in exchange for the principal amount assigned plus accrued and unpaid interest and shall not be subject to the assignment fee set forth in  of the Credit Agreement.  The Borrower shall make any payments under Section 2.16 of the Credit Agreement resulting from such assignments.

2.         Amendments to the Credit Agreement.  Upon the Incremental Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)       The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit, Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender’s Revolving Commitment as of the Incremental Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable.  The aggregate principal amount of Revolving Commitments immediately after giving effect to the Incremental Revolving Commitments pursuant to and as defined in the Incremental Revolving Facility Amendment is $275,000,000.

(b)      Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

“Incremental Amendment Effective Date” means April 13, 2018.

“Incremental Revolving Facility Amendment” means, that certain Incremental Revolving Facility Amendment to Credit Agreement dated as of April 13, 2018 among the Borrowers, the Administrative Agent and the Revolving Lenders party thereto.

(c)       Schedule 2.01 to the Credit Agreement (“Commitments”) is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

3.         Representations and Warranties of the Borrower.  The Borrower represents and warrants to each of the Incremental Revolving Lenders and the Administrative Agent that as of the date hereof:

(a)       the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and, if required, stockholder or similar action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)       each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof (other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of such earlier date);

(c)       immediately prior to, and after giving effect to this Amendment and the Revolving Commitment Increase, no Default has occurred and is continuing; and

(d)       the incurrence by the Borrower of the Indebtedness in the full amount of the Revolving Commitment Increase (and the securing thereof by the Collateral) is permitted by the Senior Note Documents.

4.         Conditions to Effectiveness.  This Amendment shall become effective as of the date (the “Incremental Amendment Effective Date”) on which all of the following conditions have been satisfied:

(a)       the execution and delivery hereof by the Borrower, the Subsidiary Borrowers, the Administrative Agent and the Incremental Revolving Lenders;

(b)       the execution and delivery by the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors of an Affirmation of Guaranty and Security Documents in substantially the form of Exhibit A hereto;

(c)       the representations and warranties set forth in Section 3 hereof are true and correct;

(d)       the Administrative Agent shall have received a certificate, dated the Incremental Amendment Effective Date and signed by a Senior Officer of the Borrower, certifying (i) to the accuracy of the representations and warranties set forth in Section 3, (ii) to compliance with the terms and conditions set forth in Section 2.08(d) of the Credit Agreement in connection with the Revolving Commitment Increase, and (iii) that after giving effect to the incurrence of the Revolving Commitment Increase, the Consolidated Senior Secured Leverage Ratio calculated on a Pro Forma Basis is no greater than 3.75 to 1.00 (and the Borrower shall attach a reasonably detailed calculation thereof to the certificate); provided, that for the purposes of calculating such Consolidated Senior Secured Leverage Ratio, (x) the Revolving Commitment Increase shall be assumed to be fully drawn and shall be included in the numerator of such ratio and (y) the proceeds of such Revolving Commitment Increase shall not be netted from Indebtedness;

(e)       the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Revolving Commitment Increase, such certificate to be in form and substance reasonably satisfactory to the Administrative Agent;

(f)        the Administrative Agent shall have received for each Incremental Revolving Lender that shall have requested a promissory note, a duly completed and executed promissory note for such Incremental Revolving Lender; and

(g)       the Incremental Revolving Lenders signatory hereto and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Amendment Effective Date under or in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment and all reasonable and documented legal fees of counsel to the Administrative Agent.

5.         Reference to and Effect Upon the Credit Agreement; Other.

(a)       Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Documents, except as expressly provided herein.  Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b)       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)       This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Credit Document or any other security therefor or any guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Credit Document, all of which shall remain in full force and effect, except as modified hereby.  Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge by any Credit Party under any Credit Document from any of its obligations and liabilities thereunder.

(d)       This Amendment shall constitute a Credit Document.

6.        Costs and Expenses.  The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

7.         Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.         Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9.         Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf, or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

WELBILT, INC.
(F/K/A MANITOWOC FOODSERVICE, INC.)

By:	/s/ Hubertus M. Muehlhaeuser
Name:	Hubertus M. Muehlhaeuser
Title:	President and Chief Executive Officer

ENODIS HOLDINGS LIMITED

By:	/s/ Adrian Gray
Name:	Adrian Gray
Title:	Director

[Signature Page to Incremental Revolving Facility Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and an Incremental Revolving Lender,

By	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

[Signature Page to Incremental Revolving Facility Agreement]

HSBC Bank USA National Association, as an Incremental Revolving Lender

By	/s/ Joseph Philbin
Name:	Joseph Philbin
Title:	Senior Vice President

[Signature Page to Incremental Revolving Facility Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as an Incremental Revolving Lender

By	/s/ Jeff Bliss
Name:	Jeff Bliss
Title:	Executive Director

By	/s/ Peter Glawe
Name:	Peter Glawe
Title:	Executive Director

[Signature Page to Incremental Revolving Facility Agreement]

Citibank, N.A., as an Incremental Revolving Lender

By	/s/ Blake Gronich
Name:	Blake Gronich
Title:	Vice President

[Signature Page to Incremental Revolving Facility Agreement]

BMO Harris Bank N.A., as an Incremental Revolving Lender

By	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	Senior Vice President

[Signature Page to Incremental Revolving Facility Agreement]

CAPITAL ONE, N.A., as an Incremental Revolving Lender

By	/s/ Andy Crain
Name:	Andy Crain
Title:	Senior Director

[Signature Page to Incremental Revolving Facility Agreement]

Schedule I

AS OF THE INCREMENTAL AMENDMENT EFFECTIVE DATE:

INCREMENTAL REVOLVING LENDER	INCREMENTAL REVOLVING COMMITMENT
JPMorgan Chase Bank, N.A.	$7,000,000
HSBC Bank USA, N.A.	$5,000,000
Citibank, N.A.	$3,000,000
Coöperatieve Rabobank U.A., New York Branch	$5,000,000
BMO Harris Bank N.A.	$5,000,000
Capital One, N.A.	$25,000,000
TOTAL:	$50,000,000

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS

(a)	Term B Commitments as of the Funding Date:

Lender	Term B Commitment
JPMorgan Chase Bank, N.A.	$975,000,000
Total	$975,000,000

(b)	Revolving Commitments as of the Incremental Amendment Effective Date:

Revolving Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$58,500,000
Goldman Sachs Bank USA	$41,500,000
HSBC Bank USA, N.A.	$45,000,000
Citibank, N.A.	$35,000,000
Coöperatieve Rabobank U.A., New York Branch	$40,000,000
BMO Harris Bank N.A.	$30,000,000
Capital One, N.A.	$25,000,000
Total	$275,000,000

(c)	Letter of Credit Fronting Sublimits:

Issuing Bank	Letter of Credit Fronting Sublimit
JPMorgan Chase Bank, N.A.	$10,000,000
HSBC Bank USA, N.A.	$10,000,000
Total	$20,000,000

EXHIBIT B

AFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

Each of the undersigned (i) acknowledges receipt of a copy of that certain Incremental Revolving Facility Amendment dated as of April 13, 2018 (the “Amendment”) amending that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty and each Security Document to which it is a party, as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment.  Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

[signature pages follow]

[Signature Page to Affirmation of Guaranty and Security Documents]

WELBILT, INC.
(F/K/A MANITOWOC FOODSERVICE, INC.)

By:
Name:
Title:

APPLIANCE SCIENTIFIC, INC.

By:
Name:
Title:

BERISFORD PROPERTY DEVELOPMENT (USA) LTD.

By:
Name:
Title:

CHARLES NEEDHAM INDUSTRIES INC.

By:
Name:
Title:

CLEVELAND RANGE, LLC

By:
Name:
Title:

THE DELFIELD COMPANY LLC

By:
Name:
Title:

ENODIS TECHNOLOGY CENTER, INC.

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

FRYMASTER L.L.C.

By:
Name:
Title:

GARLAND COMMERCIAL INDUSTRIES LLC

By:
Name:
Title:

KYSOR BUSINESS TRUST

By:
Name:
Title:

KYSOR HOLDINGS, INC.

By:
Name:
Title:

KYSOR INDUSTRIAL CORPORATION,
a Michigan corporation

By:
Name:
Title:

KYSOR INDUSTRIAL CORPORATION

By:
Name:
Title:

KYSOR NEVADA HOLDING CORP.

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

LANDIS HOLDING LLC

By:
Name:
Title:

MANITOWOC EQUIPMENT WORKS, INC.

By:
Name:
Title:

MANITOWOC FOODSERVICE COMPANIES, LLC

By:
Name:
Title:

MANITOWOC FOODSERVICE HOLDING, INC.

By:
Name:
Title:

MANITOWOC FP, INC.

By:
Name:
Title:

MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:

ENODIS CORPORATION

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

ENODIS GROUP HOLDINGS US, INC.

By:
Name:
Title:

ENODIS HOLDINGS, INC.

By:
Name:
Title:

MANITOWOC FSG OPERATIONS, LLC

By:
Name:
Title:

WELBILT FSG U.S. HOLDING, LLC

By:
Name:
Title:

WELBILT U.S. DOMESTIC CORPORATION
(f/k/a Welbilt Corporation)

By:
Name:
Title:

WELBILT HOLDING COMPANY

By:
Name:
Title:

WESTRAN CORPORATION

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]

MCCANN’S ENGINEERING & MANUFACTURING CO., LLC

By:
Name:
Title:

MTW COUNTY (DOMESTICATION) LLC

By:
Name:
Title:

ENODIS HOLDINGS LIMITED

By:
Name:
Title:

MANITOWOC FSG UK LIMITED

By:
Name:
Title:

MANITOWOC FOODSERVICE UK HOLDING LIMITED

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty and Security Documents]